UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2009

FORMFACTOR, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50307	13-3711155
(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road, Livermore, California	94551
(Address of principal executive offices)	(Zip Code)

(925) 290-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.          Election of Directors; Departure of Directors.

Election of Dr. Chenming Hu

The Board of Directors of FormFactor, Inc. elected Dr. Chenming Hu, currently the TSMC Distinguished Chair Professor of Microelectronics in Electrical Engineering and Computer Sciences at the University of California, Berkeley, as a member of its Board of Directors effective as of December 10, 2009.  Dr. Hu will serve as a Class I director.  The FormFactor Board has not determined the committee memberships of Dr. Hu as of this filing.

As a member of the FormFactor Board, Dr. Hu will receive the equity and cash compensation offered to FormFactor’s non-employee directors.  Dr. Hu received, as of December 10, 2009, a stock option under the company’s 2002 Equity Incentive Plan to purchase 6,000 shares of FormFactor common stock with an exercise price equal to the closing price of the company’s stock on the Nasdaq Global Market on December 10th.  The stock option vests over 36 months in equal monthly installments beginning on January 10, 2010.  Dr. Hu also received, as of December 10, 2009, restricted stock units under the company’s 2002 Equity Incentive Plan that represent the right to receive 6,000 shares of FormFactor common stock upon vesting.  The restricted stock units vest over 36 months in equal monthly installments beginning on January 10, 2010.  The equity awarded to Dr. Hu is the new equity compensation for non-employee directors, which FormFactor’s Board of Directors approved on December 10, 2009.  The stock option and restricted stock units are subject to vesting acceleration upon the occurrence of certain change in control events.  Currently, non-employee directors also receive an annual retainer of $20,000, a fee of $2,000 for each Board meeting attended and a fee of $1,000 for each Board committee meeting attended.  Additional information regarding non-employee director compensation is set forth in FormFactor’s 2009 Proxy Statement filed with the Securities and Exchange Commission on April 8, 2009.

Dr. Hu has entered into an indemnity agreement, the terms of which are identical in all material respects to FormFactor’s form of indemnity agreement, which the company filed as Exhibit 10.01 to its Form S-1 Registration Statement with the Securities and Exchange Commission on May 28, 2002.

Departure of Dr. Thomas J. Campbell

Dr. Thomas J. Campbell resigned as a member of FormFactor’s Board of Directors effective as of December 10, 2009.  In connection with Dr. Campbell’s resignation, FormFactor has agreed to accelerate the vesting of his restricted stock units representing 3,000 shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2009	FORMFACTOR, INC.

	By:	/s/ STUART L. MERKADEAU
Stuart L. Merkadeau
Senior Vice President,
General Counsel and Secretary